                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of report (Date of earliest event reported) April 1, 2005

                              Neoware Systems, Inc.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


               000-21240                               23-2705700
--------------------------------------------------------------------------------
       (Commission File Number)              (IRS Employer Identification No.)


     400 Feheley Drive, King of Prussia, Pennsylvania              19406
--------------------------------------------------------------------------------
         (Address of Principal Executive Offices)                (Zip Code)

                                 (610) 277-8300
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


________________________________________________________________________________
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

         On April 3, 2005, Neoware Systems, Inc. (the "Company") announced that on April 1, 2005 it entered into an Share Purchase Agreement ("Agreement") with the shareholders of Qualystem Technology SAS, a French company, to acquire all of the outstanding shares of the company and that, pursuant to the Agreement, completed the acquisition. The Agreement contained customary representations and warranties. Qualystem develops and markets software that streams Windows(R) and application components on-demand from a server to personal computers. The consideration paid by the Company was EUR 3,000,000 in cash, EUR 550,000 of which will be held in escrow for up to twelve months for indemnification claims, plus transaction costs and a potential earn out of up to EUR 2,500,000 based upon performance.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits. The following document is filed as an exhibit to this report.

99.1     Press Release dated April 3, 2005.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 7, 2005                             Neoware Systems, Inc.
                                                 ---------------------
                                                       (Registrant)

                                                    /s/ Keith D. Schneck
                                                    --------------------
                                                    Keith D. Schneck
                                                    Executive Vice President and
                                                    Chief Financial Officer